THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

Lincoln National Variable Annuity Account C

Multi-Fund® 5

Supplement dated September 28, 2012 to the Prospectus dated May 1, 2012

This Supplement outlines important changes regarding investment options that impact your Multi-Fund® 5 individual annuity contract.  All other provisions in your prospectus remain unchanged. This Supplement is for informational purposes only and requires no action on your part.

Investments of the Variable Account – Description of the Funds.  This section outlines several fund name changes for certain funds effective September 28, 2012. The sub-adviser changes listed below were effective September 21, 2012. More detailed information may be obtained from the current prospectus for each fund. You should read each fund prospectus carefully before investing. Please be advised that there is no assurance that any of the funds will achieve their stated objectives.

LVIP Variable Insurance Products Trust, advised by Lincoln Investment Advisors Corporation
•	LVIP BlackRock Equity Dividend RPM Fund
(sub-advised by BlackRock Investment Management LLC)
(formerly LVIP Wells Fargo Intrinsic Value Fund)
•	LVIP Columbia Small-Mid Cap Growth RPM Fund
(sub-advised by Columbia Management Investment Advisers, LLC)
(formerly LVIP Turner Mid-Cap Growth Fund)
•	LVIP JPMorgan Mid Cap Value RPM Fund
(sub-advised by J.P. Morgan Investment Management Inc.)
(formerly LVIP Columbia Value Opportunities Funds
•	LVIP SSgA Global Tactical Allocation RPM Fund
(formerly LVIP SSgA Global Tactical Allocation Fund)
•	LVIP Templeton Growth RPM Fund
(formerly LVIP Templeton Growth Fund)
•	LVIP UBS Large Cap Growth RPM Fund
(sub-advised by UBS Global Asset Management (Americas) Inc.)
(formerly LVIP Janus Capital Appreciation Fund)

While there are no changes to the following funds, the descriptions of their investment objectives have been re-stated to more closely align with the way the objectives are stated in the underlying fund prospectuses.

Delaware VIP® Trust
•	Small Cap Value Series: Capital appreciation.
•	Smid Cap Growth Series: Long-term capital appreciation.

For additional information about the funds, please refer to the funds’ prospectuses.

In addition, the DWS Small Cap Index VIP Portfolio has been removed from the list of funds proposed to be replaced during the fourth quarter of 2012.

Please retain this Supplement for future reference.